SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934
                         (Amendment No.  )

     Filed by the Registrant[X]
     Filed by a Party other than the Registrant

     Check the appropriate box:
     [ ]Preliminary Proxy Statement
     [ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]Definitive Proxy Statement
     [ ]Definite Additional Materials
     [ ]Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         CHYRON CORPORATION

          (Name of Registrant as Specified In Its Charter)


     (Name of person(s) filing proxy statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):
     [X]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
     6(i)(2) or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:


     2) Aggregate Number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4) Proposed maximum aggregate value of transaction:


     5) Total fee paid:


     Fee paid previously with preliminary materials.
     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


     2) Form, Schedule or Registration Statement No.:


     3) Filing Party:


     4) Date Filed:




                       CHYRON CORPORATION
                           5 HUB DRIVE
                     MELVILLE, New York  11747
                            516-845-2000



                                                January 3, 1997

     Dear Shareholders:

     On behalf of the Board of Directors and management of Chyron
     Corporation, I cordially invite you to attend a Special Meeting of Shareholders to be held on Friday, January 24, 1997, at 10:00 a.m., at the offices of Camhy Karlinsky & Stein LLP, 1740 Broadway, 16th Floor, New York, NY 10019.

     The purpose of the Special Meeting of Shareholders is to authorize a reverse stock split of the Company's issued Common Stock, as more fully described in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

     Whether or not you plan to attend this Special Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Special Meeting, you may vote your shares in person even if you have previously mailed in a proxy card.

                              Sincerely,



                              Michael Wellesley-Wesley
                              Chairman of the Board and
                              Chief Executive Officer


               CHYRON CORPORATION
                  5 Hub Drive
            Melville, New York 11747


     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
     TO BE HELD ON JANUAR Y 24, 1997


     TO THE SHAREHOLDERS OF
     CHYRON CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Chyron Corporation, a New York corporation (hereinafter the "Company" or "Chyron"), will be held at the law offices of Camhy Karlinsky & Stein LLP located at 1740 Broadway, 16th Floor, New York, New York 10019, on Friday, January 24, 1997, at 10:00 a.m., for the following purpose:

     To authorize the Board of Directors, in its sole discretion, to amend the Company's Restated Certificate of Incorporation, at any time on or before March 14, 1997, to effect a reverse stock split of the Company's issued common stock, par value $.01 per share ("Common Stock"), on the basis of issuing one (1) share of Common Stock in exchange for each three (3) shares of Common Stock.

     The Board of Directors has fixed the close of business on December 27, 1996 as the record date of the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of shareholders entitled to vote at the Special Meeting will be available for examination by any shareholder at the Company's offices at 5 Hub Drive, Melville, New York, 11747, for ten (10) days prior to January 24, 1997.

     Whether or not you plan to attend the Special Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                         By Order of the Board of Directors,



                         Daniel I. DeWolf,
                         Secretary


     Melville, New York
     January 3, 1997


     YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.


                       CHYRON CORPORATION

                       TABLE OF CONTENTS

                                                   Page

     INFORMATION CONCERNING VOTING                  1

     PROPOSAL TO GRANT THE BOARD OF DIRECTORS
     THE AUTHORITY TO AMEND THE RESTATED
     CERTIFICATE OF INCORPORATION TO EFFECT
     A REVERSE STOCK SPLIT                          2

     PRINCIPAL SHAREHOLDERS                         6

     REPORT ON FORM 10-K; REPORTS ON FORM 10-Q     10


                     CHYRON CORPORATION
                         5 Hub Drive
                   Melville, New York 11747


     PROXY STATEMENT


     For Special Meeting of Shareholders
     to be Held on January 24, 1997


     Approximate Mailing Date of Proxy Statement and Form of Proxy:
     January 3, 1997.

     INFORMATION CONCERNING VOTE

     General

     This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Chyron Corporation, a New York corporation (hereinafter, the "Company" or "Chyron"), for use at a special meeting of shareholders to be held on Friday, January 24, 1997, at 10:00 a.m., and at any and all adjournments thereof (the "Special Meeting"), with respect to the matters referred to in the accompanying notice. The Special Meeting will be held at the law offices of Camhy Karlinsky & Stein LLP, 1740 Broadway, 16th Floor, New York, New York 10019.

     Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on December 27, 1996 are entitled to notice of and to vote at the Special Meeting. As of the close of business on November 29, 1996, 97,147,241 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Special Meeting.

     Revocability of Proxies

     A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Special Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Special Meeting will be presented at the Special Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted FOR granting the Board of Directors the authority to amend the Restated Certificate of Incorporation as discussed below under the caption "PROPOSAL TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO AMEND THE
     RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK
     SPLIT."

     Voting Procedures

     All votes shall be tabulated by the inspector of elections appointed for the meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. The presence of a quorum for the Special Meeting, defined here as a majority of the votes entitled to be cast at the meeting is required.

     Assuming a quorum has been reached, a determination must be made as to the result of the vote on each matter submitted for shareholder approval. The amendment of the Company's Restated Certificate of Incorporation must be approved by a majority of the shares outstanding. Abstentions are not counted in determining the number of votes cast in connection with the amendment of the Restated Certificate of Incorporation.

     PROPOSAL TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY
     TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION
     TO EFFECT A REVERSE STOCK SPLIT

     Shareholders are being asked to grant the Board of Directors the authority, in its sole discretion, to amend the Restated Certificate of Incorporation for the purpose of effecting a reverse stock split of Common Stock. The reverse stock split would be on the basis of issuing one (1) share of Common Stock in exchange for three (3) shares of Common Stock (the "Reverse Stock Split"). The Board will have the authority to effectuate the Reverse Stock Split at any time on or before March 14, 1997. In lieu of receiving fractional shares, a shareholder shall receive cash.

     The Board of Directors believes it is in the best interests of the Company and its shareholders to grant the Board this authority. Approval will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. The Board of Directors will have the absolute right, without further action by the shareholders, to decide whether to proceed with the Reverse Stock Split. The Reverse Stock Split will only be effectuated when and if the Board of Directors (or a duly authorized Committee of the Board) authorizes the actual filing of the amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of New York.

     The Company is authorized to issue 150,000,000 shares of Common Stock, of which 97,147,241 shares were issued and outstanding as of the close of business on November 29, 1996. As proposed and if effected, the Reverse Stock Split would reduce the number of outstanding shares to approximately 32,382,413. If the Reverse Stock Split occurs, the Company will amend its listing with the New York Stock Exchange to reflect this change. The Reverse Stock Split would not affect any shareholder's proportionate equity interest in the Company, except for those shareholders who would receive cash in lieu of fractional shares. Neither the par value of the Common Stock nor any rights presently accruing to holders of Common Stock would be affected by this transaction.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

     Reasons for the Proposed Reverse Stock Split

     The Company has filed registration statement (the "Registration Statement") on Form S-3 with the Securities and Exchange Commission (the "SEC") pursuant to which the Company and certain selling shareholders intend to offer shares of Common Stock (the "Offering"). In connection with the Offering, the Board of Directors believes that it is in the best interests of the Company to effect the Reverse Stock Split.

     The current number of outstanding shares of Common Stock is atypical for a company of Chyron's size. The large number of shares of Common Stock currently outstanding results from the issuance of shares of Common Stock as part of the capital restructuring of the Company pursuant to certain bankruptcy proceedings in 1992. The Board of Directors believes that the Reverse Stock Split is in the best interests of the Company and may provide the Company with additional financing alternatives in the future.

     Management of the Company is not aware of any present efforts of any persons to accumulate Common Stock or to change control of the Company, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

     Exchange of Stock Certificates

     If the amendment is approved by the Company's shareholders, and if the Board of Directors effects the Reverse Stock Split, the Company will file its amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of New York. The Reverse Stock Split will become effective on the date of such filing (the "Effective Date") and the shareholders will be notified on or after the Effective Date that the Reverse Stock Split has been effected. The Company's transfer agent, The American Stock Transfer and Trust Company, will act as its exchange agent (the "Exchange Agent") for holders of Common Stock in implementing the exchange of their certificates.

     As soon as practicable after the Effective Date, shareholders shall be notified and requested to surrender their old certificates to the Exchange Agent in exchange for the proper number of new certificates. Beginning on the Effective Date, each old certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Common Stock as a result of the Reverse Stock Split. To the extent a shareholder holds a number of shares not evenly divisible, the Company will pay cash for fractional interests as described below.

     Liquidation of Fractional Shares

     No scrip or fractional certificates will be issued in connection with the Reverse Stock Split. Assuming approval of the Reverse Stock Split by the Company's shareholders, shareholders who ostensibly would be entitled to receive fractional shares because they hold a number of shares of Common Stock not evenly divisible will be entitled upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the closing price of the Company's Common Stock as reported on the NYSE on the Effective Date for each such share of Common Stock held prior to the Effective Date.

     The Company will either deposit sufficient cash with the Exchange Agent or set aside sufficient cash for the purchase of the above referenced fractional interests. Shareholders are encouraged to surrender their old certificates to the Exchange Agent for new certificates evidencing whole shares of the Common Stock and to claim the sums, if any, due them for fractional interests, as promptly as possible following the Effective Date. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. No service charge will be payable by shareholders in connection with the exchange of certificates or the issuance of cash for fractional interests, all of which costs will be borne and paid by the Company.

     Description of Company's Securities

     The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, $.01 par value, and 1,000,000 shares of Preferred Stock, $1.00 par value. As of November 29, 1996, there were issued and outstanding 97,147,241 shares of Common Stock. No shares of Preferred Stock were outstanding.

     Common Stock

     The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available therefor at such times and in such amounts as the Board may, from time-to-time, determine. Each shareholder is entitled to one vote for each share of Common Stock held of record, on all matters submitted to a vote of shareholders. There are no cumulative voting rights in connection with the election of directors. Holders of Common Stock have no preemptive rights or rights to convert their Common Stock into any other securities under the Company's charter documents. There are no redemption or sinking fund provisions applicable to the Common Stock. Upon liquidation, dissolution, or winding up of the Company, the assets legally available for distribution to shareholders are distributable ratably among the holders of the Common Stock outstanding at that time, after payment of liquidation preferences, if any, on any outstanding Preferred Stock and payment of claims of creditors.

     Preferred Stock

     The Company's Restated Certificate of Incorporation provides that the Company may issue 1,000,000 shares of Preferred Stock, $1.00 par value, in one or more series. The Board of Directors is authorized to establish, from time-to-time, the number of shares to be included in, and the designation of, any such series, to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding), without any further vote or action by the shareholders. The issuance of Preferred Stock may have the effect of delaying, deferring, or preventing a change in control of the Company without further action by the shareholders. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power or other rights of the holders of Common Stock.

     Federal Income Tax Consequences

     The following is a brief description of the federal income tax treatment that will generally apply as a result of the Reverse Stock Split, based on the federal income tax laws in effect on the date hereof. BECAUSE THE FOLLOWING PROVIDES ONLY A BRIEF SUMMARY OF THE GENERAL FEDERAL INCOME TAX RULES, INDIVIDUALS SHOULD NOT RELY THEREON FOR INDIVIDUAL TAX ADVICE, AS EACH TAXPAYER SITUATION AND THE CONSEQUENCES OF ANY PARTICULAR TRANSACTION WILL VARY DEPENDING UPON THE SPECIFIC FACTS AND CIRCUMSTANCES INVOLVED. RATHER, EACH TAXPAYER IS ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR FOR PARTICULAR FEDERAL AS WELL AS STATE AND LOCAL INCOME AND ANY OTHER TAX ADVICE.

     The Reverse Stock Split should not result in the recognition of gain or loss (except in the case of cash received for fractional shares as described above). The holding period of the shares of Common Stock will include the shareholder's respective holding periods for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the new shares of Common Stock will be the same as the adjusted basis of the Common Stock exchanged therefor, reduced, if applicable, by the basis in the fractional shares which were exchanged for cash as described above.

     A shareholder who receives cash in lieu of fractional shares will be treated as if the Company had issued fractional shares to him and immediately redeemed such shares for cash. Such shareholder should generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of his old Common Stock applicable to such fractional shares had they actually been issued. Such gain or loss shall be a capital gain or loss (if such shareholder's Common Stock was held as a capital asset), any such capital gain or loss shall generally be long-term capital gain or loss to the extent such shareholder's holding for his Common Stock exceeds twelve months. Shareholders should consult their own individual tax advisors for the proper treatment of this transaction.

     No Dissenter's Rights

     Under New York law, shareholders are not entitled to dissenter's rights of approval with respect to the proposed amendment to the Company's Restated Certificate of Incorporation to effect the Reverse Stock Split. If the amendment is approved, the amended Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of New York. The affirmative vote of the holders of a majority of the outstanding Common Stock of the Company will be required to approve the proposal.

     PRINCIPAL SHAREHOLDERS

     Security Ownership of Certain Beneficial Owners

     The following table sets forth, as of November 29, 1996, certain information about all persons who, to the Company's knowledge, were beneficial owners of 5% or more of Common Stock of the Company.(1)

     Name and Address of
     Beneficial Owner

     WPG Corporate Development Associates
     IV, L.P.
     One New York Plaza
     New York, New York 10004

     WPG Enterprise Fund II, L.P.
     555 California Street
     San Francisco, California 94104

     WPG Private Equity Partners, L.P.
     One New York Plaza
     New York, New York 10004

     WPG Venture Partners III, L.P.
     555 California Street
     San Francisco, California 94104

     Steven N. Hutchinson
     Weiss, Peck & Greer, L.L.C.
     One New York Plaza
     New York, New York 10004

     Philip Greer
     Weiss, Peck & Greer, L.L.C.
     555 California Street
     San Francisco, California 94104

     Gill Cogan
     Weiss, Peck & Greer, L.L.C.
     555 California Street
     San Francisco, California 94104

     Westpool Investment Trust plc
     Carlton House
     33 Robert Adam Street
     London, W1M5AH

     CC Acquisition Company A, L.L.C.
     3490 Clubhouse Drive
     Box 7443
     Jackson, Wyoming 83001


     Amount and Nature of
     Beneficial Ownership

     20,060,755(2)




     4,984,717(3)



     20,060,755(4)



     9,129,302(5)



     24,898,295(6)




     13,966,842(7)




     9,129,302(8)




     7,884,491(9)




     13,600,000(10)


     Percent of
     Class

     20.66%




     5.13%



     20.66%



     9.40%



     25.64%




     14.38%




     9.40%




     8.12%




     14.00%


     Name and Address of
     Beneficial Owner

     CC Acquisition Company B, L.L.C.
     3490 Clubhouse Drive
     Box 7443
     Jackson, Wyoming 83001

     Allan R. Tessler
     3490 Clubhouse Drive
     Box 7443
     Jackson, Wyoming 83001
     Amount and Nature of
     Beneficial Ownership

     11,765,892




     25,365,892(11)


     Percent of
     Class

     12.12%




     26.12%


     (1) The table in this section is based upon information supplied by Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to the community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him. Applicable percentage of ownership is based on 97,147,241 shares of common stock, which 125 were outstanding on November 29, 1996.
     (2) Includes 2,290,140 shares of Common Stock owned in the aggregate by Sepa Technologies Ltd. Co. ("Sepa"), the DSF Investment Trust I ("DSF") and Alfred O.P. Leubert Ltd., a New York corporation ("Leubert"), over which it has voting control.
     (3) Includes 569,160 shares of Common Stock owned by Sepa, DSF and Leubert over which it has voting control.
     (4) WPG Private Equity Partners, L.P. ("PEP") serves as the general partner of WPG Corporate Development Associates IV, L.P. ("CDA"). PEP disclaims beneficial ownership of such shares, except to the extent of its interest in CDA.
     (5) WPG Venture Partners III, L.P. ("WPGVP") serves as the general partner of WPG Enterprise Fund II, L.P. ("WGEF") and Weiss, Peck & Greer Venture Associates III, L.P. ("WPGVA"). WPGVA has voting power over 473,040 shares of Common Stock owned by Sepa, DSF and Leubert. WPGVP disclaims beneficial ownership of such shares, except to the extent of its interest in WPGEF and WPGVA.
     (6) Mr. Hutchinson is a co-managing partner of PEP and PEPO and a director of Overseas. Mr. Hutchinson disclaims beneficial ownership of such shares, except to the extent of his interest in PEP, PEPO and Overseas.
     (7) Mr. Greer is a co-managing partner of WPGVP. He is also a general partner of PEP and PEPO and a director of Overseas. Mr. Greer disclaims beneficial ownership of such shares except to the extent of his interest in PEPO, PEP, Overseas and WPGVP.
     (8) Mr. Cogan is a co-managing partner of WPGVP and a director of Overseas. Mr. Cogan disclaims beneficial ownership of such shares, except to the extent of his interest in WPGVP and Overseas.
     (9) Includes 900,180 shares of Common Stock owned by Sepa, DSF and Leubert over which it has voting control.
     (10) Includes 3,600,000 shares of Common Stock owned by Sepa, DSF and Leubert over which it has voting control.
     (11) Mr. Tessler is the President and sole manager of CC Acquisition Company A, L.L.C. ("CCA") and CC Acquisition Company B, L.L.C. ("CCB"). Mr. Tessler does not admit that he is, for the purpose of
     Section 16(a) of the Exchange Act or otherwise, the beneficial owner of such shares.

     Security Ownership of Management

     The following table sets forth as of November 29, 1996, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director, director nominee and executive officer of the Company and all directors and executive officers of the Company as a group.


     Name of Beneficial Owner

     Michael I. Wellesley-Wesley
     CEO and Chairman
     of the Board

     Roi Agneta
     Vice President

     Sheldon D. Camhy
     Director

     S. James Coppersmith
     Director

     Charles M. Diker
     Director

     Donald P. Greenberg
     Director

     Raymond Hartman
     Director

     Roger Henderson
     Executive Vice President

     Isaac Hersly
     President, COO and Director

     Alan J. Hirschfield
     Director

     Patricia A. Lampe
     Treasurer and CFO

     Wesley W. Lang, Jr.
     Director

     Eugene M. Weber
     Director


     Amount and Nature of
     Beneficial Ownership(1)

     25,365,892(2)


     56,592(3)


     20,000(4)


     10,000(5)


     1,669,382(4)(6)


     10,000(5)


     573,357


     103,591


     369,542(7)


     21,785,892(4)(8)


     50,000(3)


     27,759,855(4)(9)


     20,000(4)


     Percent of Total

     26.12%


     *


     *


     *


     1.72%


     *


     *


     *


     *


     22.43%


     *


     25.65%


     *

     All current directors and executive officers as a group
     (14 persons)
     *    Less than one percent (1%).
     (1) The table in this section is based upon information supplied by Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to the community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him. Applicable percentage of ownership is based on 97,147,241 shares of common stock, which were outstanding on November 29, 1996.
     (2) Mr. Wellesley-Wesley is indirectly one of several members and the Vice President of CCA and CCB. Mr. Wellesley-Wesley does not admit that he is, for purposes of Section 16(a) of the Exchange Act or otherwise, the beneficial owner of such shares. Includes 3,600,000 shares owned by Sepa, DSF and Leubert over which he has voting control.
     (3) Includes 50,000 shares that may be acquired upon exercise of presently exercisable options.
     (4) Includes 20,000 shares that may be acquired upon the exercise of presently exercisable options.
     (5) Includes 10,000 shares that may be acquired upon exercise of presently exercisable options.
     (6) Mr. Diker directly owns 1,470,382 shares of Common Stock and has voting control over 189,000 shares owned by Sepa, DSF and Leubert.
     (7) Includes 166,666 shares that may be acquired upon the exercise of presently exercisable options.
     (8) Of these shares 21,765,892 are owned by CCA and CCB. Mr. Hirschfield is one of several members of CCA and CCB and he does not admit that he is, for purposes of Section 16(a) of the Exchange Act or otherwise, the beneficial owner of such shares.
     (9) Includes 22,055,735 shares beneficially owned by CDA, CDAO,
     PEP, PEPO and Overseas. Includes 2,842,560 shares of Common Stock owned by Sepa, DSF and Leubert over which Mr. Lang has indirect voting control. Mr. Lang is the co-managing partner of PEP and PEPO and a director of Overseas. Mr. Lang disclaims beneficial ownership of such shares, except to the extent of his interest in PEP, PEPO and Overseas.

                COST OF SOLICITATION OF PROXIES

     The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing, and mailing of the Notice of Special Meeting, Proxy Statement, and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

     REPORT ON FORM 10-K; REPORTS ON FORM 10-Q

     The Company will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of
     (i) the Company's Annual Report on Form 10-K for the period January 1, 1995 through December 31, 1995, filed with the SEC, including the financial statements and the schedules thereto (ii) the Company's Quarterly Report on Form 10-Q for the period January 1, 1996 through March 31, 1996, (iii) the Company's Quarterly Report on Form 10-Q for the period April 1, 1996 through June 30, 1996, and (iv) the Company's Quarterly Report on Form 10-Q for the period July 1, 1996 through September 30, 1996. The Company does not undertake to furnish without charge copies of all exhibits to its Forms 10-K and 10Qs, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page or a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Ms. Judy Mauro, Director of Corporate Communications, Chyron Corporation, 5 Hub Drive, Melville, New York, 11747. Each such request must set forth a good faith representation that, as of December 27, 1996, the person making the request was a beneficial owner of securities entitled to vote at the Special Meeting. The Company incorporates herein such Forms 10-K and 10-Qs by reference.


                         By Order of the Board of Directors,



                         Daniel I. DeWolf
                         Secretary


     Melville, New York
     January 3, 1997



     CHYRON CORPORATION

     PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 24, 1997

     The undersigned hereby appoints Michael Wellesley-Wesley and Isaac Hersly, each with the full authority to act without the other and with the power to appoint his substitute, as Proxies and hereby authorizes each of them to represent and vote, as designated on this proxy card, all the shares of Common Stock of Chyron Corporation held on record by the undersigned on December 27, 1996 at the Special Meeting of Shareholders to be held on January 24, 1997, or any adjournment or adjournments thereof.

     1. To give the Board of Directors the authority until March 14, 1997 to file an amendment to the Restated Certificate of Incorporation of Chyron to effect a reverse stock split of Chyron's common stock, par value $.01 per share ("Common Stock"), on the basis of issuing one (1) share of Common Stock in exchange for each three (3) shares of Common Stock currently issued and outstanding.

                      FOR       AGAINST        ABSTAIN

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, it will be voted "FOR" Paragraph 1 as described above and in the accompanying Proxy Statement, and as the Proxies deem advisable on any other matters as may properly come before the meeting.

     PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                         Dated                        , 1997



                         Signature


                         Signature if held jointly

     (This Proxy should be signed by the shareholder(s) exactly as his or her name appears hereon. When shares are held by joint tenants or as community property, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partner-ship name by authorized person.)